SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of report (Date earliest event reported) July 30, 1999
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                      JERSEY CENTRAL POWER & LIGHT COMPANY
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               (Exact Name of Registrant as Specified in Charter)


NEW JERSEY                       1-3141                       21-0485010
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(State or Other               (Commission                   (IRS Employer
Jurisdiction of               File Number)                 Identification No.)
Incorporation)



                   2800 Pottsville Pike, Reading, PA 19640-001
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               (Address of Principal Executive Offices) (Zip Code)


           Registrant's telephone number, including area code: (610) 929-3601
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Item 5.     Other Events.
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      On July 30, 1999,  Jersey  Central Power & Light  Company (the  "Company")
entered into a Distribution Agreement with Morgan Stanley & Co., Incorporated and J.P. Morgan Securities, Inc., as agents (the "Agents"), providing for the issuance and sale of up to $100,000,000 aggregate principal amount of Medium Term Notes. Reference is made to the Company's Prospectus dated July 30, 1999, for further information regarding the offering, including the use of proceeds.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c)   Exhibits

            (1) Distribution Agreement, dated July 30, 1999, between Jersey Central Power & Light Company and Morgan Stanley & Co., Incorporated and J.P. Morgan Securities, Inc., as agents.


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                                    SIGNATURE


      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                    Jersey Central Power & Light Company


                                    By: s/s T. G. Howson
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                                        T.G.Howson
                                        Vice President and Treasurer